Exhibit 10.1
AMENDMENT NO. 2
TO
SHARE PURCHASE AGREEMENT

THIS AMENDMENT AGREEMENT (the “Amendment”) is entered into as of January 23, 2026, between New Circle Principal Investments LLC, a Delaware limited liability company (the “Investor”), and Direct Digital Holdings, Inc., a Delaware corporation (the “Company”). The Investor and the Company may be referred to herein individually as a “Party” and collectively as the “Parties.

WHEREAS, the Company and the Investor are parties to a certain Share Purchase Agreement dated as of October 18, 2024 and amended as of November 6, 2025 (the “Agreement”);

WHEREAS, the parties wish to enter into this Amendment No. 2 to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed:

I. Amendments.

A. Definitions. The definition “Option 1 Pricing Period,” in Annex I to the Agreement is hereby deleted in its entirety and replaced with the following:

““Option 1 Pricing Period” shall mean the period on the applicable Share Purchase Notice Date with respect to a Purchase Notice selecting an Option 1 Pricing Period commencing (i) if submitted to the Investor prior to 9:00 AM Eastern Time on a Trading Day, the open of trading on such day, or (ii) if submitted to the Investor after 9:00 AM Eastern Time on a Trading Day, the time at which the applicable Share Purchase Notice is deemed accepted by the Investor””

 II. Miscellaneous.

A.	Except as provided hereinabove, all of the terms and conditions contained in the Agreement shall remain unchanged and in full force and effect.

B.	This Amendment is made pursuant to and in accordance with the terms and conditions of the Agreement.

C.	All capitalized but not defined terms used herein shall have those meanings ascribed to them in the Agreement.

D.	All provisions in the Agreement and any amendments, schedules or exhibits thereto in conflict with this Amendment shall be and hereby are changed to conform to this Amendment.

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Exhibit 10.1
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:
Direct Digital Holdings, Inc.

By:	/s/ KEITH SMITH
Name	Keith Smith
Title:	President

INVESTOR:
New Circle Principal Investments LLC

By:	New Circle Capital LLC
Its:	Sole Member

	By:	/s/ OSMAN AHMED
	Name:	Osman Ahmed
	Title:	Managing Partner